[Logo Graphic Omitted]
                                       RBB
                             FAMILY OF MUTUAL FUNDS
                         A TRADITION OF BUILDING WEALTH







                         Government Securities Portfolio







                                  Annual Report
                                 August 31, 1997

                                 THE RBB FAMILY
                               THE RBB FUND, INC.
                       ANNUAL INVESTMENT ADVISER'S REPORT
                         GOVERNMENT SECURITIES PORTFOLIO


     During the period September 1, 1996 through August 31, 1997, economic conditions were conducive to declining interest rates. With the exception of a "pre-emptive" move by the Federal Open Market Committee in March of 1997 to counter the potential threat of inflation, the rate of inflation year to date has declined below Fed expectation as of this writing. For the period September 1, 1996 and ending August 31, 1997, the yield curve, as measured by the 3-month to 30-year Treasury issues, has flattened 44 basis points to 140 from 184. For fixed income investors, the intermediate area of the Treasury curve provided the best returns for this period.

     The Government Securities Portfolio was fully invested during this period with cash levels below 5% and the average maturity within a narrow band of 6.6 to 7.1 years.

               COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT
             IN THE GOVERNMENT SECURITIES PORTFOLIO, AND THE LEHMAN
                     BROTHERS INTERMEDIATE GOVERNMENT INDEX
               FROM INCEPTION 8/1/91 AND AT EACH FISCAL YEAR END

     -----------------------------------
     AVERAGE ANNUAL TOTAL RETURN

       One Year                    4.20%

       From Inception              5.66%
     -----------------------------------


[Line Graph Omitted-Plot Points as Follows:]

                                      Lehman
                                     Brothers
                 Government        Intermediate
                 Securities         Government
                  Portfolio            Index
                 -----------       ------------
8/1/91               9,525           10,000
8/31/92             10,850           11,299
8/31/93             11,974           12,280
8/31/94             11,663           12,247
8/31/95             12,447           13,344
8/31/96             12,789           13,939
8/31/97             13,982           15,061




Note: Past performance is not predictive of future performance.

                        REPORT OF INDEPENDENT ACCOUNTANTS


To the Shareholders and Board of Directors of The RBB Fund, Inc.:

We have audited the accompanying statements of net assets of the Government Securities Portfolio of the RBB Fund, Inc., as of August 31, 1997 and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards.Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of August 31, 1997, by correspondence with the Custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Government Securities Portfolio of the RBB Fund, Inc., as of August 31, 1997 and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the periods presented, in conformity with generally accepted accounting principles.



COOPERS & LYBRAND L.L.P.

2400 Eleven Penn Center
Philadelphia, Pennsylvania
October 17, 1997

                                 THE RBB FAMILY
                               THE RBB FUND, INC.
                         GOVERNMENT SECURITIES PORTFOLIO
                             STATEMENT OF NET ASSETS
                                 AUGUST 31, 1997

                                      PAR
                                      (000)        VALUE
                                     -------     ---------
AGENCY OBLIGATIONS--28.4%
Federal Home Loan Mortgage Corp.
   5.430% 09/05/97 ................. $  100    $   99,940
Federal National Mortgage Association
   7.050% 12/10/98 .................    250       253,718
   6.750% 08/24/00 .................    250       250,085
   8.250% 12/18/00 .................  1,000     1,058,570
   6.500% 11/29/05 .................    250       248,552
                                               ----------
     TOTAL AGENCY OBLIGATIONS
       (Cost $1,865,621) ...........            1,910,865
                                               ----------
MORTGAGE BACKED OBLIGATIONS--4.4%
Government National Mortgage Association
   9.000% 08/24/00 .................    280       297,328
                                               ----------
     TOTAL MORTGAGE BACKED OBLIGATIONS
       (Cost $277,553)                            297,328
                                               ----------
U.S. TREASURY OBLIGATIONS--66.6%
U.S. TREASURY BONDS--21.9%
   8.500% 02/15/20 .................  1,000     1,208,750
   7.250% 05/15/16 .................    250       265,330
                                               ----------
                                                1,474,080
                                               ----------
U.S. TREASURY NOTES--44.7%
   7.125% 10/15/98 .................    500       507,250
   6.875% 07/31/99 .................    250       254,107
   7.500% 05/15/02 .................    250       262,945
   7.250% 02/15/98 .................    250       251,788
   6.125% 08/31/98 .................    200       200,772
   5.500% 11/15/98 .................    250       249,087
   7.500% 10/31/99 .................    250       257,525
   7.125% 02/29/00 .................    250       256,127
   6.375% 09/30/01 .................    250       251,538
   7.500% 11/15/01 .................    250       261,735
   7.000% 07/15/06 .................    250       259,835
                                               ----------
                                                3,012,709
                                               ----------
     TOTAL U.S. TREASURY OBLIGATIONS
       (Cost $4,216,534) ...........            4,486,789
                                               ----------

                                                  VALUE
                                                ---------


TOTAL INVESTMENTS--99.4%
   (Cost $6,359,708*) ..............           $6,694,982
                                               ----------
OTHER ASSETS IN EXCESS
   OF LIABILITIES--0.6% ............               42,384
                                               ----------
NET ASSETS (Applicable to 759,598
   RBB Shares)--100.0% .............            6,737,366
                                               ==========
NET ASSET VALUE AND
   REDEMPTION PRICE PER SHARE
   ($6,737,366 (DIVIDE) 759,958) ...                $8.87
                                                    =====
OFFERING PRICE PER SHARE
   ($8.87 (DIVIDE) .9525) ..........                $9.31
                                                    =====
*  Also   cost   for   Federal   income  tax   purposes. The  gross appreciation
  (depreciation) on a tax basis is as follows:

        Gross Appreciation .......  $353,535
        Gross Depreciation .......   (18,261)
                                    --------
        Net Appreciation .........  $335,274
                                    ========


                 See Accompanying Notes to Financial Statements.

                                 THE RBB FAMILY
                               THE RBB FUND, INC.
                         GOVERNMENT SECURITIES PORTFOLIO
                             STATEMENT OF OPERATIONS
                       FOR THE YEAR ENDED AUGUST 31, 1997

Investment Income
   Interest .......................................................   $518,995
                                                                      --------
Expenses
   Printing fees ..................................................     30,790
   Transfer agent fees ............................................     30,363
   Investment advisory fees .......................................     30,188
   Distribution fees ..............................................     30,125
   Custodian fees .................................................     13,845
   Registration fees ..............................................     12,000
   Administration fees ............................................      7,547
   Miscellaneous fees .............................................      6,573
   Legal fees .....................................................        326
   Audit fees .....................................................        184
   Directors' fees ................................................        157
   Insurance fees .................................................        150
   Organization fees ..............................................        124
                                                                      --------
                                                                       162,372

   Less fees waived ...............................................    (37,735)
   Less expense reimbursements by advisor .........................    (71,645)
                                                                      --------
        Total expenses ............................................     52,992
                                                                      --------
   Net investment income ..........................................    466,003
                                                                      --------
   Realized and unrealized gain (loss) on investments
      Net realized (loss) on investments ..........................     (9,496)
      Increase in net unrealized appreciation on investments ......    145,182
                                                                      --------
      Net gain on investments .....................................    135,686
                                                                      --------
   Net increase in net assets resulting from operations ...........   $601,689
                                                                      ========

                 See Accompanying Notes to Financial Statements.

                                 THE RBB FAMILY
                               THE RBB FUND, INC.
                         GOVERNMENT SECURITIES PORTFOLIO
                       STATEMENT OF CHANGES IN NET ASSETS

                                                                 FOR THE             FOR THE
                                                               YEAR ENDED          YEAR ENDED
                                                             AUGUST 31, 1997     AUGUST 31, 1996
                                                             ---------------     ---------------
Increase (decrease) in net assets:
Operations:
  Net investment income ....................................    $  466,003          $  591,601
  Net gain (loss) on investments ...........................       135,686            (287,736)
                                                                ----------          ----------
  Net increase in net assets resulting from operations .....       601,689             303,865
                                                                ----------          ----------
Distributions to shareholders:
Dividends to shareholders from net investment income:
    RBB shares .............................................      (466,085)           (534,237)
Distributions to shareholders from capital:
    RBB shares .............................................      (262,254)           (254,433)
                                                                ----------          ----------
      Total distributions to shareholders ..................      (728,339)           (788,670)
                                                                ----------          ----------
Net capital share transactions .............................    (1,920,686)         (1,244,286)
                                                                ----------          ----------
Total decrease in net assets ...............................    (2,047,336)         (1,729,091)
Net Assets:
  Beginning of year ........................................     8,784,702          10,513,793
                                                                ----------          ----------
  End of year ..............................................    $6,737,366          $8,784,702
                                                                ==========          ==========

                 See Accompanying Notes to Financial Statements.

                                 THE RBB FAMILY
                               THE RBB FUND, INC.
                              FINANCIAL HIGHLIGHTS
                 (FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR)]

                                                                        GOVERNMENT SECURITIES PORTFOLIO
                                              -------------------------------------------------------------------------------------
                                                  FOR THE          FOR THE          FOR THE           FOR THE          FOR THE
                                                 YEAR ENDED       YEAR ENDED       YEAR ENDED        YEAR ENDED       YEAR ENDED
                                               AUGUST 31, 1997  AUGUST 31, 1996  AUGUST 31, 1995*  AUGUST 31, 1994  AUGUST 31, 1993
                                              ----------------  ---------------  ----------------  ---------------  ---------------
Net asset value, beginning of year ...........     $  9.04          $  9.54          $   9.69         $  10.73         $  10.46
                                                   -------          -------          --------         --------         --------
Income from investment operations:
   Net investment income .....................      0.8744           0.5220            0.5819           0.5931           0.7080
   Net gains (losses) on securities
     (both realized and unrealized) ..........      0.1346          (0.2540)           0.0361          (0.8651)          0.3300
                                                   -------          -------          --------         --------         --------
       Total from investment operations ......      1.0090           0.2680            0.6180          (0.2720)          1.0380
                                                   -------          -------          --------         --------         --------
Less distributions
   Dividends (from net investment income) ....     (0.8744)         (0.5220)          (0.5819)         (0.5901)         (0.7080)
   Distributions (from excess net
     investment income) ......................          --               --                --          (0.0235)              --
   Return of capital .........................     (0.3046)         (0.2460)          (0.1861)         (0.1544)         (0.0600)
                                                   -------          -------          --------         --------         --------
       Total distributions ...................     (1.1790)         (0.7680)          (0.7680)         (0.7680)         (0.7680)
                                                   -------          -------          --------         --------         --------
Net asset value, end of year .................     $  8.87          $  9.04          $   9.54         $   9.69         $  10.73
                                                   =======          =======          ========         ========         ========
Total return .................................     9.39%(b)         2.75%(b)          6.72%(b)       (2.60%)(b)         10.36(b)
Ratios/Supplemental Data
   Net assets, end of year (000) .............     $ 6,737          $ 8,785          $ 10,514         $ 54,938         $ 36,296
   Ratios of expenses to average net assets ..     0.70%(a)         0.70%(a)          0.72%(a)          .64%(a)          .66%(a)
   Ratios of net investment income to
     average net assets ......................       6.18%            6.05%             6.59%            5.86%            6.70%
   Portfolio turnover rate ...................         26%              77%               86%              65%              47%

(a) Without the waiver of advisory, administration and custody fees and without the reimbursement of certain operating expenses, the ratios of expenses to average net assets for the Government Securities Portfolio would have been 2.15%, 2.05%, 1.22%, 1.10% and 1.22% for the years ended August 31, 1997,
     1996, 1995, 1994 and 1993, respectively.

(b)  Sales load not reflected in total return.

*    Certain numbers were revised to conform to current year presentation.

                 See Accompanying Notes to Financial Statements.

                                 THE RBB FAMILY
                               THE RBB FUND, INC.
                          NOTES TO FINANCIAL STATEMENTS
                                 AUGUST 31, 1997


NOTE 1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     The RBB Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund was incorporated in Maryland on February 29, 1988, and currently has nineteen investment Portfolios, one of which is included in these financial statements.

     The Fund has authorized capital of thirty billion shares of common stock of which 13.67 billion are currently classified into seventy-nine classes. Each class represents an interest in one of twenty investment portfolios of the Fund. The classes have been grouped into sixteen separate "families," nine of which have begun investment operations: the RBB Family, the BEA Family, the Sansom Street Family, the Bedford Family, the Cash Preservation Family, the Janney Montgomery Scott Money Family, the n/i Family, the Boston Partners Family, and the Bradford Family. The RBB Family represents interests in one portfolio, which is covered in this report.

              A) SECURITY VALUATION -- Portfolio securities for which market quotations are readily available are valued at market value, which is currently determined using the last reported sales price. If no sales are reported, as in the case of some securities traded over-the-counter, portfolio securities are valued at the mean between the last reported bid and asked prices. Corporate bonds, tax-exempt bonds and notes, and government securities are valued on the basis of quotations provided by an independent pricing service which uses information with respect to transactions on bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. Short-term obligations with maturities of 60 days or less are valued at amortized cost which approximates market value.

              B) SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Security transactions are accounted for on the trade date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income is recorded on the accrual basis. Certain expenses, principally distribution, transfer agent and printing, are class specific expenses and vary by class. Expenses not directly attributable to a specific portfolio or class are allocated based on relative net assets of each portfolio and class, respectively.

              C) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- Dividends from net investment income from each portfolio are declared and paid at least monthly. Any net realized capital gains will be distributed at least annually. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of mortgage-backed securities.

              D) FEDERAL INCOME TAXES -- No provision is made for Federal taxes as it is the Fund's intention to have the portfolio continue to qualify for and elect the tax treatment applicable to regulated investment companies under the Internal Revenue Code and make the requisite distributions to its shareholders which will be sufficient to relieve it from Federal income and excise taxes.

              E) REPURCHASE AGREEMENTS -- Money market instruments may be purchased subject to the seller's agreement to repurchase them at an agreed upon date and price. The seller will be required on a daily basis to maintain the value of the securities subject to the agreement at not less than the repurchase price. The agreements are conditioned upon the collateral being deposited under the Federal Reserve book-entry system or with the Fund's custodian or a third party sub-custodian.

              F) USE OF ESTIMATES -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

                                 THE RBB FAMILY
                               THE RBB FUND, INC.
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                 AUGUST 31, 1997


NOTE 2. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

     Pursuant to Investment Advisory Agreements, PNC Institutional Management Corp. ("PIMC"), a wholly owned subsidiary of PNC Asset Management Group, Inc., which is in turn a wholly owned subsidiary of PNC Bank, National Association ("PNC Bank"), serves as investment advisor for the portfolio described herein.

     For its advisory services, PIMC is entitled to receive the following fees, computed daily and payable monthly based on a portfolio's average daily net assets:

         PORTFOLIO                                                ANNUAL RATE
    ----------------------------------          --------------------------------------------
     Government Securities Portfolio            .40% of first $250 million of net assets;
                                                .35% of next $250 million of net assets;
                                                and .30% of net assets in excess of $500 million.

     PIMC may, at its discretion, voluntarily waive all or any portion of its advisory fee. For the year ended August 31, 1997, advisory fees and waivers were as follows:
                                              GROSS                     NET
                                            ADVISORY                  ADVISORY
                                               FEE         WAIVER        FEE
                                            --------      ---------   --------
     Government Securities Portfolio        $ 30,188      $(30,188)     $  --

     The investment advisor has agreed to reimburse the portfolio for an amount, if any, by which the total operating and management expenses exceed the cap. For the year ended August 31, 1997, the reimbursed expenses were $71,645.

     PNC Bank serves as custodian for the Fund. PFPC Inc.("PFPC"), an indirect wholly-owned subsidiary of PNC Bank, serves as transfer and disbursing agent.

     PFPC may, at its discretion, voluntarily waive all or any portion of its transfer agency fee. For the year ended August 31, 1997, transfer agency fees and waivers were as follows:

                                         GROSS                       NET
                                    TRANSFER AGENCY            TRANSFER AGENCY
                                          FEE         WAIVER         FEE
                                    ---------------   ------   ---------------
 Government Securities Portfolio      $ 30,363         $  --       $ 30,363
                                      ========         =====       ========

     In addition, PFPC serves as administrator for the Government Securities Portfolio. The administration fee is computed daily and payable monthly at the annual rate of .10% of the Portfolio's average daily net assets. PFPC may, at its discretion, voluntarily waive all or any portion of its administration fee. For the year ended August 31, 1997 administration fees and waivers were as follows:
                                           GROSS                        NET
                                      ADMINISTRATION              ADMINISTRATION
                                            FEE          WAIVER         FEE
                                      --------------  ----------  --------------
 Government Securities Portfolio        $   7,547     $  (7,547)       $  --
                                        =========     =========        =====

                                 THE RBB FAMILY
                               THE RBB FUND, INC.
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                 AUGUST 31, 1997


NOTE 2. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES (CONTINUED)

     The Fund, on behalf of each class of shares within the investment portfolios, has adopted Distribution Plans pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, and has entered into Distribution Contracts with Counsellors Securities Inc. ("Counsellors"), which provide for each class to make monthly payments, based on average net assets, to Counsellors of up to .65% on an annualized basis for the Bedford, Bradford, Cash Preservation, Janney Montgomery Scott and RBB Classes, and up to .20% on an annualized basis for the Sansom Street Class.

     For the year ended August 31, 1997, distribution fees were as follows:

                                                      DISTRIBUTION
                                                           FEE
                                                      ------------
          Government Securities Portfolio
              RBB Class                                 $  30,125
                                                        =========

     Expenses include Legal fees paid to counsel to the company, a partner of which is secretary of the company.

     Expenses include Administrative and 12B-1 fees paid to Counsellors, Inc. whose secretary is also a director of the company.

NOTE 3. PURCHASE AND SALES OF SECURITIES

     For the year ended August 31, 1997, purchases and sales of investment securities and United States Government Obligations (other than short-term investments) were as follows:

                                               INVESTMENT SECURITIES       U.S. GOVERNMENT OBLIGATIONS
                                            --------------------------    ----------------------------
                                            PURCHASES          SALES      PURCHASES           SALES
                                            ---------        ---------    ----------        ----------
     Government Securities Portfolio        $      --        $      --    $1,773,164        $2,088,883

NOTE 4. CAPITAL SHARES

     Transactions in capital shares for each year were as follows:

                                                                    GOVERNMENT SECURITIES PORTFOLIO
                                                    --------------------------------------------------------------
                                                               FOR THE                           FOR THE
                                                             YEAR ENDED                        YEAR ENDED
                                                           AUGUST 31, 1997                   AUGUST 31, 1996
                                                    ---------------------------        ---------------------------
                                                      SHARES            VALUE            SHARES           VALUE
                                                    -----------     -----------        -----------     -----------
      Shares sold:
           RBB Class                                      6,764     $    60,974             18,278     $   167,759
      Shares issued in reinvestment
       of dividends:
           RBB Class                                     49,208         441,918             50,559         478,224
      Shares repurchased:
           RBB Class                                   (267,555)     (2,423,578)          (198,915)     (1,890,269)
                                                    -----------     -----------        -----------     -----------
      Net decrease                                     (211,583)    $(1,920,686)          (130,078)    $(1,244,286)
                                                    ===========     ===========        ===========     ===========
      RBB Shares authorized                         100,000,000                        100,000,000
                                                    ===========                        ===========

                                 THE RBB FAMILY
                               THE RBB FUND, INC.
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                 AUGUST 31, 1997


NOTE 5. NET ASSETS

     At August 31, 1997, net assets consisted of the following:

                                                                GOVERNMENT
                                                                SECURITIES
                                                                 PORTFOLIO
                                                               -----------
     Capital Paid-In
       RBB Class                                               $10,874,974
     Accumulated Net Realized Gain (Loss)
       on Investments
       RBB Class                                                (4,472,882)
     Unrealized Appreciation (Depreciation)
       on Investments
       RBB Class                                                   335,274
                                                               -----------
                                                               $ 6,737,366
                                                               ===========

NOTE 6. CAPITAL LOSS CARRYOVERS

     At August 31, 1997, capital loss carryovers were available to offset future realized gains as follows: $4,472,882 in the Government Securities Portfolio of which $602,716 expires in 1999, $764,714 expires in 2000, $750,038 expires in
2002, $2,345,238 expires in 2003, and $10,177 expires in 2004.